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                                                                   EXHIBIT 10.17
               BORROWER: Coyote Sports, Inc., a Nevada corporation

               GUARANTOR:     Apollo Sports Holdings Limited


                         UNLIMITED CONTINUING GUARANTY
                         -----------------------------

To:  Steve Kerr
     c/o Deere Park Capital Management, Inc.
     650 Dundee Road
     Suite 460
     Northbrook, Illinois 60062

          (1) For valuable consideration, the undersigned, intending to be legally bound ("Guarantor"), unconditionally guaranties and promises to pay to Steve Kerr (hereinafter called "Lender"), or order, on demand, in lawful money of the United States, any and all indebtedness of Coyote Sports, Inc. a Nevada corporation (hereinafter called "Borrower") to Lender, plus all costs, attorneys' fees and other expenditures incurred or paid by Lender in collecting on the obligations of Guarantor hereunder and in enforcing this Guaranty. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Lender by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter may become otherwise unenforceable.

          (2) This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied.

          (3) To secure payment of Guarantor's obligations hereunder, Guarantor grants to Lender the security interests established pursuant to a Security Agreement, to be entered into by Guarantor pledging a security interest in its entire right, title and interest in, to and all of the assets of Guarantor, real or personal, tangible or intangible, now existing or hereafter arising or acquired, including, without limitation, all accounts, inventory, machinery, equipment, fixtures, contract rights, chattel paper, instruments, general intangibles, documents and other obligations of any kind, all bank accounts, monies, revenues, credits, claims, demands, goodwill and any claims or causes of action arising from or relating to any of the foregoing, all proceeds, additions of or to any and all of the assets described herein, and all personal property and physical assets owned by Guarantor, which lien shall be subsequent only to those liens in favor of Midlands Bank plc dated September 18, 1996.

          (4) The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions.

          (5) Guarantor authorizes Lender, without notice or demand and without affecting his liability hereunder, from time to time to: (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty (as agreed with any Guarantor or Guarantors from time to time, but without the need for consent of any other Guarantor) or the indebtedness guaranteed hereby, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and (d) release or substitute any one or more endorsers or Guarantors. Lender may without notice assign this guaranty in whole or in part.

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          (6) GUARANTOR WAIVES ANY RIGHT TO REQUIRE LENDER TO:  (A) PROCEED
AGAINST BORROWER; (B) PROCEED AGAINST OR EXHAUST ANY SECURITY RECEIVED FROM BORROWER, OR DISPOSE OF SAME IN A COMMERCIALLY REASONABLE MANNER; (C) OBTAIN THE GUARANTEE OF OTHER PERSON OR ENTITY; OR (D) PURSUE ANY OTHER REMEDY WHATSOEVER. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

          (7) This Agreement shall be continuing and shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of Borrower to incur the indebtedness; (b) the validity or invalidity of the documents evidencing the indebtedness or securing the same; (c) any defenses whatsoever that Borrower may or might have to the payment of the indebtedness or to the performance of the other obligations described in the documents evidencing the indebtedness; (d) the existence or non-existence of Borrower as a legal entity;
(e) the transfer by Borrower of all or any part of the property described in the documents evidencing the indebtedness; or (f) any right of offset, counterclaim or defense (other than payment in full of the indebtedness and the performance of all the obligations in accordance with the terms of the documents evidencing the indebtedness) that Guarantor may or might have to his undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor.

          (8) Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty (except to the extent that the indebtedness of Borrower to Lender is reduced by such payment).

          (9) Guarantor agrees that it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on Borrower's behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          (10) Guarantor agrees to pay all reasonable attorney's fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty.

          (11) Guarantor hereby acknowledges that the transactions contemplated by this Guaranty are commercial transactions and hereby waives its rights to notice and hearing, if any, as allowed by applicable law with respect to any prejudgment remedy which Lender may desire to use. Stay of execution, inquisition and extension upon any levy on real estate are hereby waived and condemnation agreed to, and any exemption that shall be claimed under or by virtue of any exemption law now in force or which may hereafter be enacted is also waived. No single exercise of any warrant and power to confess judgment as provided herein shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished and may be exercised from time to time as often as Lender may elect until all sums payable by Guarantor have been paid in full. Judgment may be confessed from time to time as often as any sums may be due hereunder. Failure by the holder hereof to declare a default shall not constitute waiver of any subsequent default. Any or all of the foregoing provisions shall be deemed stricken from this Guaranty in any jurisdiction where the same may be illegal or invalid to the extent of such illegality or invalidity without affecting the remaining provisions.

          (12) THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS. GUARANTOR (A) AGREES THAT THE STATE OR FEDERAL COURTS IN THE CITY OF CHICAGO, STATE OF ILLINOIS SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING THEREFROM, (B) EXPRESSLY

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SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR
PROCEEDING, (C) CONSENTS TO LENDER CHANGING VENUE TO THIS FORUM IN THE EVENT LITIGATION CONCERNING SUCH CLAIMS OR DISPUTES IS PENDING IN ANY OTHER FORUM, (D) WAIVES ANY RIGHT TO REQUEST A CHANGE OF VENUE FROM SUCH FORUM TO ANY OTHER FORUM IN ANY LITIGATION CONCERNING SUCH CLAIMS OR DISPUTES, AND (E) AGREES THAT SERVICE OF ANY SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE MADE IN ANY MANNER AND BY ANY MEANS PERMITTED BY LAW, ADDRESSED TO THE PARTY TO BE SERVED AT THE ADDRESS SET FORTH BENEATH GUARANTOR'S SIGNATURE BELOW. SHOULD THE PARTY SO CHARGED FAIL TO APPEAR OR ANSWER ANY SUCH SUMMONS, COMPLAINT, PROCESS OR OTHER PAPERS SO SERVED AFTER THIRTY-ONE (31) DAYS AFTER THE SERVICE THEREOF, SUCH PARTY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AS DEMANDED OR PRAYED FOR THEREIN.

          (13) Guarantor hereby waives any claim or other right which he may now have or hereafter acquire against Borrower or any other person that is primarily or contingently liable on the indebtedness hereby guaranteed that arises from the existence or performance by Guarantor of the obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, or any right to participate in any claim or remedy of Lender against Borrower or any collateral securing Borrower's obligations to Lender, which Lender now has or hereafter acquires; whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

          (14) This Guaranty shall inure to the benefit of all transferees and assignees of Lender of any part or all of the indebtedness hereby guaranteed and of any security therefor.

          (15) GUARANTOR HEREBY WAIVES HIS RIGHT TO A JURY TRIAL ON ANY DISPUTES WHICH IN ANY WAY RELATE TO THIS GUARANTY AND/OR TO BORROWER'S INDEBTEDNESS TO LENDER.

          (16) Guarantor acknowledges that he has had the opportunity to consult with counsel prior to executing this Guaranty and that he has reviewed and/or had an opportunity to review and have counsel review the Amended and Restated Secured Promissory Note of even date between Borrower and Lender and any other documents related thereto as he or his counsel desired.

          Executed this       4        day of May, 1997.
                        --------------

                              APOLLO SPORTS HOLDINGS LIMITED

                              BY: /s/ James Probst
                                  ----------------------------

                              ITS: Chairman
                                   ---------------------------

                              Address: c/o Coyote Sports Inc.
                                       -----------------------
                                       2291 Arapahoe Ave.
                                       -----------------------
                                       Boulder, CO 80302
                                       -----------------------

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